Anterix Reports Fourth Quarter and
Full Fiscal Year 2024 Results

Woodland Park, NJ – June 26, 2024 – Anterix (NASDAQ: ATEX) today announced its fiscal 2024 fourth quarter and full fiscal year financial results and filed its 10-K for the year ended March 31, 2024. The Company also issued an update on its Demonstrated Intent metric which can be found on Anterix’s website at www.investors.anterix.com/Q42024.

Full Year FY2024 Financial Highlights

–Yielded positive cash flows primarily due to $106.5 million received in contracted cash proceeds from our customers
–Executed a new spectrum lease agreement with a Florida utility for a total of $34.5 million, of which $6.9 million was received in December 2023
–Entered into a $30.0 million spectrum sale agreement with Lower Colorado River Authority, of which $15.0 million was received during the year ended March 31, 2024
–Transferred the San Diego County and Imperial County broadband licenses to San Diego Gas & Electric Company and recorded a $7.4 million gain on sale of intangible assets
–Exchanged narrowband for broadband licenses in 28 counties and recorded a $35.0 million gain
–Cash and cash equivalents of $60.6 million as of March 31, 2024
–Returned $24.7 million to stockholders through share repurchases
–Spectrum clearing investment of $17.0 million

Fourth Quarter FY2024 Financial Highlights

–Received a $16.8 million milestone payment from Xcel Energy
–Exchanged narrowband for broadband licenses in 4 counties and recorded a $2.0 million gain
–Returned $6.0 million to stockholders through share repurchases
–Spectrum clearing investment of $2.2 million

Conference Call Information

Anterix senior management will hold an analyst and investor conference call to provide a business update and discuss the company’s recently announced agreement with Oncor Electric Delivery Company at 9:00 A.M. ET on Thursday, June 27, 2024. Interested parties can participate in the call by dialing 833-816-1120 and asking the operator to be joined into the Anterix call. International callers should dial 1-412-317-1861. A replay of the call will be accessible on the Investor Relations section of Anterix's website at https://www.anterix.com/events/

About Anterix

At Anterix, we partner with leading utilities and technology companies to harness the power of 900 MHz broadband for modernized grid solutions. Leading an ecosystem of more than 100 members, we offer utility-first solutions to modernize the grid and solve the challenges that utilities are facing today. As the largest holder of licensed spectrum in the 900 MHz band (896-901/935-940 MHz) throughout the contiguous United States, plus Alaska, Hawaii, and Puerto Rico, we are uniquely positioned to enable private wireless broadband solutions that support cutting-edge advanced communications capabilities for a cleaner, safer, and more secure energy future. To learn more and join the 900 MHz movement, please visit www.anterix.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this press release related to Anterix’s business or financial results or outlook. Actual events or results may differ materially from those contemplated in this press release. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward-looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements, (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; and (iii) Anterix’s ability to qualify for and timely secure broadband licenses. Actual events or results may differ materially from those contemplated in this press release. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Shareholder Contact

Natasha Vecchiarelli
Vice President, Investor Relations & Corporate Communications
Anterix
973-531-4397
nvecchiarelli@anterix.com

Anterix Inc.
Earnings Release Tables
Consolidated Balance Sheets
March 31, 2024 and 2023
(Unaudited, thousands, except share data)

	March 31, 2024	March 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$60,578	$43,182
Spectrum receivable costs	8,521	13,834
Prepaid expenses and other current assets	3,912	2,443
Total current assets	73,011	59,459
Escrow deposits	7,546	—
Property and equipment, net	2,062	3,606
Right of use assets, net	4,432	3,371
Intangible assets	216,743	202,044
Deferred broadband costs	19,772	8,853
Other assets	1,328	1,225
Total assets	$324,894	$278,558
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$8,631	$6,624
Due to related parties	—	533
Operating lease liabilities	1,850	1,725
Contingent liability	1,000	20,249
Deferred revenue	6,470	2,769
Total current liabilities	17,951	31,900
Operating lease liabilities	3,446	2,922
Contingent liability	15,000	—
Deferred revenue	115,742	57,990
Deferred gain on sale of intangible assets	4,911	—
Deferred income tax	6,281	5,440
Other liabilities	531	513
Total liabilities	163,862	98,765
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at March 31, 2024 and March 31, 2023	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 18,452,892 shares issued and outstanding at March 31, 2024 and 18,921,999 shares issued and outstanding at March 31, 2023	2	2
Additional paid-in capital	533,203	518,160
Accumulated deficit	(372,173)	(338,369)
Total stockholders’ equity	161,032	179,793
Total liabilities and stockholders’ equity	$324,894	$278,558

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
Spectrum revenue	$1,260	$608	$4,191	$1,919

Operating expenses
General and administrative	9,593	10,306	44,423	45,177
Sales and support	1,728	1,948	5,693	5,733
Product development	2,243	1,427	5,697	4,439
Depreciation and amortization	191	313	844	1,420
Operating expenses	13,755	13,994	56,657	56,769
Gain from disposal of intangible assets, net	(1,989)	(29,070)	(35,024)	(38,399)
Gain on sale of intangible assets, net	—	—	(7,364)	—
Loss from disposal of long-lived assets, net	5	9	44	10
(Loss) gain from operations	(10,511)	15,675	(10,122)	(16,461)
Interest income	926	470	2,374	1,140
Other income	44	34	233	266
(Loss) income before income taxes	(9,541)	16,179	(7,515)	(15,055)
Income tax (benefit) expense	(130)	637	1,613	1,262
Net (loss) income	$(9,411)	$15,542	$(9,128)	$(16,317)
Net (loss) income per common share basic	$(0.51)	$0.82	$(0.49)	$(0.87)
Net (loss) income per common share diluted	$(0.51)	$0.82	$(0.49)	$(0.87)
Weighted-average common shares used to compute basic net (loss) income per share	18,483,292	18,846,656	18,765,190	18,841,049
Weighted-average common shares used to compute diluted net (loss) income per share	18,483,292	19,062,466	18,765,190	18,841,049

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(9,411)	$15,542	$(9,128)	$(16,317)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities
Depreciation and amortization	191	313	844	1,420
Stock compensation expense	3,483	4,463	15,507	17,874
Deferred income taxes	(51)	635	841	1,248
Rights of use assets	2,770	196	1,512	676
Gain from disposal of intangible assets, net	(1,989)	(29,070)	(35,024)	(38,399)
Gain on sale of intangible assets, net	—	—	(7,364)	—
Loss from disposal of long-lived assets, net	5	9	44	10
Changes in operating assets and liabilities
Prepaid expenses and other assets	(1,493)	(202)	(1,171)	464
Accounts payable and accrued expenses	348	58	1,936	101
Due to related parties	—	413	(533)	413
Operating lease liabilities	(2,865)	(295)	(1,924)	(1,042)
Contingent liability	—	—	15,000	249
Deferred revenue	15,152	(608)	61,453	6,081
Other liabilities	—	(28)	—	(28)
Net cash provided by (used in) operating activities	6,140	(8,574)	41,993	(27,250)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets, including refundable deposits, retuning costs and swaps	(2,222)	(5,935)	(17,031)	(25,004)
Proceeds from sale of spectrum	—	—	25,427	—
Purchases of equipment	(40)	(583)	(307)	(2,126)
Net cash (used in) provided by investing activities	(2,262)	(6,518)	8,089	(27,130)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	770	854	777	1,726
Repurchase of common stock	(5,970)	—	(24,676)	(8,223)
Payments of withholding tax on net issuance of restricted stock	(104)	(91)	(1,241)	(1,565)
Net cash (used in) provided by financing activities	(5,304)	763	(25,140)	(8,062)
Net change in cash and cash equivalents	(1,426)	(14,329)	24,942	(62,442)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH
Cash and cash equivalents and restricted cash at beginning of the year	69,550	57,511	43,182	105,624
Cash and cash equivalents and restricted cash at end of the year	$68,124	$43,182	$68,124	$43,182

The following tables provide a reconciliation of cash and cash equivalents and restricted cash reported on the Consolidated Balance Sheets that sum to the total of the same such amounts on the Consolidated Statements of Cash Flows:
	March 31, 2024	March 31, 2023	March 31, 2022
Cash and cash equivalents	$60,578	$43,182	$105,624
Escrow deposits	7,546	—	—
Total cash and cash equivalents and restricted cash	$68,124	$43,182	$105,624

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$62,033	$57,511
Escrow deposits	7,517	—
Total cash and cash equivalents and restricted cash	$69,550	$57,511

Anterix Inc.
Earnings Release Tables
Other Financial Information
(Unaudited, in thousands except per share data)

Share Repurchase Program	Three Months Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
Number of shares repurchased and retired	173	—	736	216
Average price paid per share*	$33.80	$—	$33.72	$47.05
Total cost to repurchase	$5,970	$—	$24,676	$8,223
* Average price paid per share includes costs associated with the repurchases.
As of March 31, 2024, $236.1 million is remaining under the share repurchase program.